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                                                                   EXHIBIT 99.4

                       NOTICE OF GUARANTEED DELIVERY FOR

                          TALTON HOLDINGS, INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Talton Holdings, Inc. (the "Company") made pursuant to the
Prospectus, dated      , 1997 (the "Prospectus"), if certificates for 11%
Senior Notes due 2007 of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, mail or hand delivery to U.S. Trust Company of Texas, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

    DELIVERY TO: U.S. TRUST COMPANY OF TEXAS, N.A., THE EXCHANGE AGENT

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     By Registered or Certified Mail,                        By Facsimile:
      by hand or by Overnight Courier              U.S. Trust Company of Texas, N.A.
     U.S. Trust Company of Texas, N.A.           Attention: Corporate Trust Department
       2001 Ross Avenue, Suite 2700                          (214) 754-1303
            Dallas, Texas 75201                          Confirm by Telephone:
   Attention: Corporate Trust Department                     (214) 754-1200
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  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of 11% Senior Notes due 2007 set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Aggregate Principal Amount of 11% Senior Notes due 2007 Tendered: $_______

Certificate Nos. (if available): _________________________________________

Aggregate Number of Shares Represented by Old Certificates(s): ___________

  If 11% Senior Notes due 2007 will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number: __________________________________________________________

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                               PLEASE SIGN HERE

____________________________________________________  __________________ , 1997

____________________________________________________  __________________ , 1997

Signature(s) of Owners(s) or Authorized Signatory

                                                    Date

Area Code and Telephone Number:__________________________________________

  Must be signed by the holder(s) of 11% Senior Notes due 2007 as their name(s) appear(s) on certificates for 11% Senior Notes due 2007 or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

     Please Print Name(s) and Address(es)

Name(s):__________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

Capacity:_________________________________________________________________

Address(es):___________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the shares of 11% Senior Notes due 2007 tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such 11% Senior Notes due 2007 into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

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Name of Firm: _____________________________ ___________________________________________
                                                       Authorized Signature
Address: __________________________________ Name: _____________________________________
                                                      (Please Type or Print)
___________________________________________ Title: ____________________________________
                                   Zip Code
Area Code and
Telephone Number: _________________________ Dated: ____________________________________
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NOTE: DO NOT SEND CERTIFICATES FOR 11% SENIOR NOTES DUE 2007 WITH THIS FORM.
      CERTIFICATES FOR 11% SENIOR NOTES DUE 2007 SHOULD ONLY BE SENT WITH YOUR
      LETTER OF TRANSMITTAL.